[USAA EAGLE LOGO (R)]
USAA NEW YORK MONEY MARKET FUND
SUPPLEMENT DATED APRIL 1, 2016
TO THE FUND'S PROSPECTUS
DATED AUGUST 1, 2015

This Supplement updates certain information contained in the above-dated prospectus for the USAA New York Money Market Fund (the Fund). Please review this important information carefully.

Effective as of the date of this Supplement, the following disclosure hereby replaces the first paragraph in it’s entirety under “Principal Risks” found on page 10 of the Fund’s prospectus:

Any investment involves risk, and there is no assurance that the Fund’s objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund’s manager(s) may not produce the desired results.

The following disclosure hereby is added following the last paragraph under “Principal Risks” found on page 11 of the Fund’s prospectus:

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit in USAA Federal Savings Bank, or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

In July 2014, the Securities and Exchange Commission (SEC) adopted amendments to money market fund regulations (2014 Amendments) that will affect the manner in which the Fund and other money market funds are structured and operated. Under the 2014 Amendments, money market funds that qualify as “retail” (Retail MMFs) or “government” (Government MMFs) will be permitted to continue to utilize amortized cost to value their portfolio securities and to transact at a stable $1 net asset value (NAV) per share as they do today. The Fund currently intends to qualify as a Retail MMF no later than October 14, 2016.

Prior to October 14, 2016, the Fund must adopt policies and procedures for imposing liquidity fees on redemptions or temporarily suspending redemptions (gating) if the Fund’s weekly liquid assets fall below certain thresholds. Once these policies and procedures are in place, your investment in the Fund may be subject to liquidity fees and or redemption gates during times of market stress.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

98504-0316